AMENDMENT NO. 1 TO


                              AMENDED AND RESTATED

                             STOCKHOLDERS' AGREEMENT

                                  by and among

                                THE PANTRY, INC.,

                          FS EQUITY PARTNERS III, L.P.,

                          FS EQUITY PARTNERS IV, L.P.,

                     FS EQUITY PARTNERS INTERNATIONAL, L.P.,

                         CHASE MANHATTAN CAPITAL, L.P.,

                           CB CAPITAL INVESTORS, L.P.,

                                BASEBALL PARTNERS

                                       and

                                 PETER J. SODINI










                                  June 1, 1999


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      THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
(this "Amendment") is made and entered into as of June 1, 1999 by and among The Pantry, Inc., a Delaware corporation (the "Company"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners IV, L.P., a Delaware limited partnership ("FSEP IV"), FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International"), Chase Manhattan Capital, L.P., a Delaware limited partnership as successor-in-interest to Chase Manhattan Capital Corporation, a Delaware corporation ("CMC"), CB Capital Investors, L.P., a Delaware limited partnership ("CBC"), Baseball Partners, a New York general partnership ("BP"), and Peter J. Sodini, an individual ("Sodini").


                                    RECITALS

            A. The Company, FSEP III, FSEP International, CMC, CBC, BP and Sodini entered into an Amended and Restated Stockholders' Agreement dated as of July 2, 1998 (the "Stockholders' Agreement"); and

            B. The Parties wish to amend the Stockholders' Agreement as more fully set forth below.

                                A M E N D M E N T

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Subparagraph (a) of Section 7, Regulatory Compliance Cooperation, is hereby deleted in its entirety and replaced with the following:

                        (a) In the event that an SBIC determines that it has a
            Regulatory Problem (as defined below), the Company agrees to use commercially reasonable efforts to take all such actions as are reasonably requested by such SBIC in order (i) to effectuate and facilitate any transfer by such SBIC of any Securities (as defined below) of the Company then held by such SBIC to any Person designated by such SBIC and approved by the FS Entities (with such approval not to be unreasonably withheld), (ii) to continue and preserve the voting interests with respect to the Company arising out of such SBIC's ownership of voting Securities before the transfers referred to above (including entering into such additional agreements as are requested by such SBIC to permit any Person(s)

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            designated by such SBIC and approved by the FS Entities (with such approval not to be unreasonably withheld) to exercise any voting power which is relinquished by such SBIC upon any exchange of voting Securities for nonvoting Securities of the Company) and (iii) entering into such additional agreements and taking such additional actions, in each case as are reasonably requested by such SBIC in order to effectuate the intent of the foregoing.

                        If an SBIC elects to transfer Securities of the Company
            to a Regulated Holder (as defined below) in order to avoid a Regulatory Problem, the Company shall enter into such agreements with such Regulated Holder as it may reasonably request in order to assist such Regulated Holder in complying with applicable laws, rules and regulations to which it is subject. Such agreements may include restrictions on the redemption, repurchase or retirement of Securities of the Company that would result or be reasonably expected to result in such Regulated Holder holding more voting securities or total securities (equity and debt) than it is permitted to hold under such regulations.

            2.Subparagraph (d) of Section 8, Information Rights and Related Covenants, is hereby deleted in its entirety.

            3. Except as amended hereby, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

            4. All capitalized terms not defined herein shall have the meanings set forth in the Stockholders' Agreement.


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by an officer or partner thereunto duly authorized, all as of the date first written above.

                                     THE PANTRY, INC.,
                                     a Delaware corporation


                                     By:  /s/ Peter J. Sodini
                                          -------------------------------------
                                          Peter J. Sodini
                                          President and Chief Executive Officer


                                     FS EQUITY PARTNERS III, L.P.,
                                     a Delaware limited partnership

                                     By:   FS Capital Partners, L.P.
                                           Its:  General Partner

                                           By:   FS Holdings, Inc.
                                                 Its:  General Partner

                                                 By:  /s/ Charles P. Rullman
                                                      -------------------------
                                                      Charles P. Rullman
                                                      Title:
                                                            -------------------

                                     FS EQUITY PARTNERS IV, L.P.,
                                     a Delaware limited partnership

                                     By:   FS Capital Partners LLC
                                           Its:  General Partner

                                           By:  /s/ Charles P. Rullman
                                                -------------------------------
                                                Charles P. Rullman
                                                Title:
                                                      -------------------------



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                                     FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                                     a Delaware limited partnership

                                     By:   FS&Co. International, L.P.
                                           Its:  General Partner

                                           By:   FS International Holdings
                                                 Limited
                                                 Its:  General Partner


                                                 By:  /s/ Charles P. Rullman
                                                      -------------------------
                                                      Charles P. Rullman
                                                      Title:
                                                            -------------------

                                     CHASE MANHATTAN CAPITAL, L.P.
                                     a Delaware limited partnership


                                     By:  /s/ Christopher M. Behrens
                                          ----------------------------------
                                          Christopher M. Behrens
                                          Title:
                                                ----------------------------


                                     CB CAPITAL INVESTORS, L.P.,
                                     a Delaware limited partnership

                                     By:   CB Capital Investors, Inc.
                                     Its:  General Partners


                                           By:  /s/ Christopher M. Behrens
                                                -------------------------------
                                                Christopher M. Behrens
                                                Title:
                                                      -------------------------



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                                     BASEBALL PARTNERS,
                                     a New York general partnership


                                     By:  /s/ Christopher M. Behrens
                                          ---------------------------
                                          Christopher M. Behrens
                                          General Partner


                                     PETER J. SODINI


                                       /s/ Peter J. Sodini
                                       ----------------------------------
                                           Peter J. Sodini

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